EXHIBIT 32.1

            CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
                         RULE 13a-14(b) OR 15d-14(b) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Jurak Corporation World Wide, Inc. (the "Company") on Form 10-QSB for quarter ended November 30, 2004, as filed with the Securities and Exchange Commission of the date hereof, I, Anthony C. Jurak, Chairman of the Board and Director and Chief Executive Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act') and
Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

         (1) the Company's Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 18, 2004                      /s/ Anthony C. Jurak
                                            -------------------------------
                                            Anthony C. Jurak
                                            Chairman of the Board and Director
                                            Chief Executive Officer and
                                            Chief Financial Officer



























                                       12